Exhibit 32.2
CERTIFICATION
I, Juan J. Román, Vice President of Finance and Chief Financial Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Quarterly Report on Form 10-Q of the Corporation for the period ended June 30, 2006 (the Report) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m) and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 11, 2006	By:	/s/ Juan J. Román Juan J. Román
Vice President of Finance
and Chief Financial Officer

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